AZZ Inc. Q1 FY2022 Earnings Release Presentation July 9, 2021

Q1 FY2022 EARNINGS PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q1 FY2022 EARNINGS PRESENTATION

Q1 FY2022 Segment Sales and Market Drivers

Total Q1 FY2022 Sales: $229.8 million


Metal Coatings
Segment
$127.7
+7.3% vs. Q1 FY2021


Infrastructure Solutions
Segment
$102.1
+8.3% vs. Q1 FY2021

Market Drivers

- Galvanizing plants performed exceptionally well
- Surface Technologies demand returning and operational improvement initiatives are underway
- Full quarter with recently acquired ACME Galvanizing

- Spring turnaround season significantly improved
- Growing backlog for electrical switchgear and enclosures
- Refinery utilization rates within normal five-year range
- Sales, without divested SMS, increased 23.4% versus reported 8.3%

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AZZ
Q1 FY2022 EARNINGS PRESENTATION

Q1 FY2022 Summary - Consolidated

In $millions, except percentages and per share amounts

Sales

+7.8%


$213.3
$229.8
FY2021
FY2022

- Metal Coatings focusing on service
- Spring refining turnarounds improved
- Electrical product demand growing

Net Income

+303%


$5.5
$22.3
FY2021
FY2022

- Metal Coatings margin expansion
- Industrial Solutions operating leverage
- Benefitting from realignment actions taken in prior year

Diluted EPS

319%


$0.21
$0.88
FY2021
FY2022

- Improved earnings across platforms
- Lower interest expense from improved financing
- Share repurchases continue in FY2022

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Q1 FY2022 EARNINGS PRESENTATION Q1 FY2022 Segment Results – Metal Coatings • Overall segment operating margins of 24.7%, compared to 21.1% in the prior year a result of price, mix, and operational excellence • Galvanizing volume steady, versus same quarter in prior year period; First full quarter of sales from Acme Galvanizing acquisition • Increased costs in Galvanizing (zinc, labor, acid, energy) were offset by operating efficiencies, productivity and value pricing In millions $ except percentages Sales $119.0 $127.7 FY2021 FY2022 +7.3% Operating Income +25.9%Key Statistics FY2021 Sales Organic Acquisitions FY2022 Sales $119.0 $127.7 $2.5 $6.2 Segment Summary: 5 $25.1 $31.6 FY2021 FY2022 Operating Margin 21.1% 24.7% FY2021 FY2022 +360 bps

Q1 FY2022 EARNINGS PRESENTATION Q1 FY2022 Segment Results – Infrastructure Solutions • Enhanced profitability as a result of realignment actions taken in prior year • Much improved spring turnaround season • Industrial Platform operating leverage improvement • Backlog growing, particularly within switchgear and enclosure business units, partially offset by reduced bus backlog in China In millions $ except percentages Key Statistics FY2021 Book to Sales .82 to 1 Segment Summary: FY2022 Book to Sales 1.00 to 1 FY 2021 Sales $94.3 FY2022 Sales $102.1 6 Sales $94.3 $102.1 FY2021 FY2022 +8.3% Operating Income +1,018% Operating Margin +1,050 bps -$1.0 $9.6 FY2021 FY2022 -1.1% 9.4% FY2021 FY2022

AZZ Q1 FY2022 EARNINGS PRESENTATION

FY2022 – Updated Full Year Financial Guidance

In millions, except for EPS

	Previous Range	Updated Range
Sales	$835 - $935	$855 - $935
Earnings Per Share	$2.45 - $2.95	$2.65 - $3.05

Key Drivers:

Metal Coatings:

- Volume/mix and steel availability for customers
- Ability to realize price as production costs increase

Infrastructure Solutions:

- Fall refining turnaround season
- Orders for Electrical equipment

Corporate:

- Tax rate changes, and our ability to recognize planned tax savings in FY2022
- Debt refinancing and continued low cost of debt

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Q1 FY2022 EARNINGS PRESENTATION Q1 FY2022 Consolidated Results In millions, except for EPS and percentages Q1 FY 2022 Q1 FY 2021 % Change vs. Prior Year Sales $229.8 $213.3 7.8% Gross Profit $57.9 $42.2 37.2% Gross Margin 25.2% 19.8% 540 bps Operating Profit $30.7 $14.3 114.5% Operating Margin 13.4% 6.7% 670 bps EBITDA $42.8 $24.5 74.3% Net Income $22.3 $5.5 303.1% Diluted Earnings Per Share (EPS) $0.88 $0.21 319.0% Diluted Shares Outstanding 25,270 26,192 -3.5% 8

Q1 FY2022 EARNINGS PRESENTATION Q1 FY2022 Cash Flow Highlights In millions, except for percentages Q1 FY 2022 Q1 FY 2021 Cash flows used in operating activities $11.1 $(11.2) Less: Capital Expenditures $(7.5) $(10.8) Free Cash Flow $3.6 $(22.0) Net Income $22.3 $5.5 Free Cash Flow / Net Income 16.1% (400)% Acquisition of Subsidiaries, net of cash acquired $0.0 $0.0 Payment of Dividends $4.2 $4.4 Share Repurchases $6.3 $0.0 9

Q1 FY2022 EARNINGS PRESENTATION

Capital Allocation Focused on Growth

In millions

Q1 2022 Capital Deployment


$7.5
$0.0
$6.3
$4.2
Capital Expenditures
Acquisitions
Share Repurchases
Dividends

Growth

Capital Expenditures
- Safety, Health and Environmental
- Productivity and capacity initiatives
- General maintenance and sustainability

Acquisitions
- Active portfolio of acquisition opportunities, with emphasis on Metal Coatings

Shareholder Return

Share Repurchases
- Share repurchases totaled $6.3 million

Dividends
- Approved first quarter FY2022 dividend

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Key Indicators 11

Q1 FY2022 EARNINGS PRESENTATION 12 Metal Coatings Segment • Fabrication activity remains solid for Q2; some customers experiencing intermittent steel shortages • Surface Technology customers are returning to normal production levels in most markets • Zinc cost in our kettles continues to rise gradually Infrastructure Solutions Segment  Industrial platform • Fall turnaround season expected to improve over prior year • Pandemic-related travel constraints to some international markets  Electrical platform • Bookings expected to increase in second quarter and beyond Corporate • Continue to monitor cash flow, customer credit, expenses and ensure effective capital deployment Key Indicators

Q1 FY2022 EARNINGS PRESENTATION • The previously announced board-led strategic review of our portfolio and capital allocation is complete • We are actively pursuing multiple recommendations that align with and support our strategy • Long term strategy to continue to grow Metal Coatings organically and with a robust acquisition program, while targeting sustainable 21-23% Operating Margins • Focus on operating excellence and providing outstanding customer service • Assumes continued inorganic growth in Galvanizing and Surface Technologies • Infrastructure Solutions will continue to focus on operational excellence and profitable growth in its core businesses while divesting or exiting non-core operations • Specialty Welding will grow through continued international expansion and improved North American turnarounds, offering the best customized welding technology • Electrical businesses will continue to focus on improving profitability through business process alignment, and on market growth Strategic Direction 13

Q&A

Reg G Tables

Q1 FY2022 EARNINGS PRESENTATION • In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, which is a non-GAAP measure. Management believes that the presentation of this measure provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 16

Q1 FY2022 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA In millions Consolidated Q1 FY 22 Consolidated Q1 FY 21 GAAP Net Income $22.3 $5.5 Adjustments to reconcile GAAP to non-GAAP Financial Measures Interest Expense $1.7 $2.6 Income Tax Expense $7.7 $4.7 Depreciation and Amortization Expense $11.1 $11.7 Total GAAP adjustments $20.5 $19.0 Non-GAAP EBITDA $42.8 $24.5 17

Q1 FY2022 EARNINGS PRESENTATION Non-GAAP Disclosure of Metal Coatings and Infrastructure Solutions EBITDA In millions Metal Coatings Q1 FY 22 Metal Coatings Q1 FY 21 Infrastructure Solutions Q1 FY 22 Infrastructure Solutions Q1 FY 21 GAAP Operating Income $31.6 $25.1 $9.6 $(1.0) Adjustments to reconcile GAAP to non-GAAP Financial Measures Other Income / Expense $0.0 $(0.1) $0.9 $(1.3) Interest Expense $0.0 $0.0 $0.0 $0.0 Depreciation and Amortization Expense $7.4 $7.8 $3.2 $3.3 Total GAAP adjustments $7.4 $7.7 $4.1 $2.0 Non-GAAP EBITDA $39.0 $32.8 $13.7 $1.0 18